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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                               December 11, 2000
               (Date of Report; Date of Earliest Event Reported)


                             PolyMedica Corporation
             (Exact name of registrant as specified in its charter)

                                 Massachusetts
                 (State or other jurisdiction of incorporation)


                                                                 04-3033368
        1-13690                                               (I.R.S. Employer
(Commission File Number)                                     Identification No.)


                  11 State Street, Woburn, Massachusetts 01801
              (Address of Principal Executive Offices) (Zip Code)

                                 (781) 933-2020
              (Registrant's Telephone Number, Including Area Code)


Item 5. Other Events.

     On December 11, 2000, the Registrant filed Articles of Amendment to its Articles of Organization with the office of the Secretary of State of the Commonwealth of Massachusetts, increasing the number of authorized shares of Common Stock of the Registrant from 20,000,000 shares to 50,000,000 shares. The Articles of Amendment were approved by the stockholders of the Registrant at a Special Meeting of Stockholders held on November 28, 2000. A copy of the Articles of Amendment is attached to this filing as Exhibit 3.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

     The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or included in this report.


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 13, 2000                 POLYMEDICA CORPORATION


                                        By: /s/ Steven J. Lee
                                           -----------------------
                                           Steven J. Lee
                                           Chairman of the Board
                                           of Directors, and
                                           Chief Executive Officer





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                                    EXHIBITS


Exhibit Number          Description

     3.1 Articles of Amendment to the Articles of Organization dated November 29, 2000 and filed with the Commonwealth of Massachusetts on December 11, 2000.














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